CLIENT LIABILITIES	12 Months Ended
Dec. 31, 2022
Disclosure Of Client Liabilities [Abstract]
CLIENT LIABILITIES
NOTE 13 - CLIENT LIABILITIES

Client liabilities represent amounts due to customers including net deposits received, undrawn winnings and certain promotional bonuses. The carrying amount of client liabilities approximates their fair value, which is based on the net present value of expected future cash flows.